UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 2005


                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


  REPUBLIC OF PANAMA                 001-08430                    72-0593134
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(State or other jurisdiction       (Commission                  (IRS Employer
   of incorporation)                File Number)             Identification No.)


 1450 Poydras Street, New Orleans, Louisiana                     70112-6050
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 (Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400
                                                     --------------

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


Item 5.02     Appointment of Principal Officers.

Today McDermott International, Inc. ("McDermott") announced the appointment of Michael S. Taff, age 43, as Vice President and Chief Accounting Officer, effective June 8, 2005. A copy of the press release is attached as Exhibit 99.1.

Prior to joining McDermott, Mr. Taff served as Vice President and Chief Financial Officer of HMT Inc., a contractor to the aboveground petroleum storage tank industry, since 2004. From 2000 to 2004, he was Vice President for Philip Services Corporation, an integrated service provider of industrial services. Mr. Taff also served as Corporate Controller for Philip Services Corporation from 2002 to 2004.


Item 9.01     Financial Statements and Exhibits.

     (c)  Exhibits

          99.1    Press Release dated June 9, 2005


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             McDERMOTT INTERNATIONAL, INC.






                                         By: /s/Keith G. Robinson
                                             -----------------------------------
                                              Keith G. Robinson
                                              Corporate Controller

June 9, 2005



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